UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2020

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7005 Southfront Road Livermore, CA 94551
(Address of Principal Executive Offices)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	“FORM”	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On June 28, 2020 Central European Time, FormFactor, Inc. (the “Company”) discovered a data breach incident involving malware and related behaviors that resulted in unauthorized access to our information technology systems. We believe that the incident was likely performed by the Maze ransomware group from IP addresses hosted in Central Europe. The incident has had no significant impact on the Company’s production and ordinary course operations.

Upon learning of the unauthorized access, the Company promptly retained an industry-leading cybersecurity firm, Mandiant of FireEye, Inc., to immediately respond to the threat, defend the Company’s information technology systems and conduct remediation. The Company has also made or will timely make the appropriate notifications of the incident to regulatory authorities.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied forward-looking statements relating to our expectations regarding the materiality of the data accessed in the incident, our ability to contain and assess the incident; our ability to reestablish affected systems; and the potential impact of the incident on our production, revenues, operating expenses, and operating results. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” or similar expressions and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: Any inability to reestablish compromised systems quickly and to ship products during the current quarter; incremental operating expenses associated with on-going assessment of the incident; legal, reputational, and financial risks resulting from the incident; disruption of customer relationships or disputes with customers resulting from the incident and other factors affecting the business, operating results, and financial condition of the Company, including those set forth in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and Current Reports on Form 8-K, as applicable, as filed with the Securities and Exchange Commission. All forward-looking statements are based on the estimates, projections, and assumptions of the Company’s management, as applicable, as of the date hereof, and the Company is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2020

FORMFACTOR, INC.

By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Vice President, General Counsel and Secretary